Exhibit 10.1
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (this “Agreement”), dated as of November 18, 2022, is entered into between each of the entities listed on Schedule I attached hereto, (each a “New Subsidiary” and, collectively the “New Subsidiaries”) and JPMORGAN CHASE BANK, N.A., as Agent, under that certain Credit Agreement dated as of March 28, 2017 (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among ARAMARK SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), ARAMARK CANADA LTD., a company organized under the laws of Canada (the “Canadian Borrower”), ARAMARK INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales, ARAMARK LIMITED, a limited company incorporated under the laws of England and Wales, (together with Aramark Investments Limited, the “U.K. Borrowers” and each a “U.K. Borrower”), ARAMARK IRELAND HOLDINGS LIMITED, a company incorporated under the laws of Ireland, ARAMARK REGIONAL TREASURY EUROPE, DESIGNATED ACTIVITY COMPANY, a company incorporated under the laws of Ireland (together with Aramark Ireland Holdings Limited, the “Irish Borrowers” and each an “Irish Borrower”), ARAMARK HOLDING DEUTSCHLAND GMBH (as successor by merger to ARAMARK HOLDINGS GMBH & CO. KG), a limited partnership (Kommanditgesellschaft) established under the laws of Germany (the “German Borrower”) and Aramark International Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”) having its registered office at 57, rue des Trois Cantons, L-3961 Ehlange/Mezz., Luxembourg and registered with the Luxembourg trade and companies register (Registre de commerce et des sociétés, Luxembourg) (the “Luxembourg Register”) under number B 213360 (the “Lux Borrower” and, together with the U.S. Borrower, the Canadian Borrower, the U.K. Borrowers, the Irish Borrowers, the German Borrower and any Additional Foreign Borrower, the “Borrowers”), ARAMARK INTERMEDIATE HOLDCO CORPORATION, a Delaware corporation (“Holdings”), each Subsidiary of ARAMARK that, from time to time, becomes a party thereto, the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks named therein, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and collateral agent for the Secured Parties thereunder (in such capacities, together with its successors and assigns in such capacities, the “Agent”) and the other parties thereto from time to time. Capitalized terms used but not defined herein shall have the meanings assigned to such term in the Credit Agreement.
The New Subsidiaries and the Agent, for the benefit of the Lenders, hereby agree as follows:
1.    Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a Loan Guarantor for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement (to the extent made or deemed made on or after the effective date hereof), (b) all of the covenants set forth in Articles V and VI of the Credit Agreement applicable to it and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement.
2.    If required, each New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Agent in accordance with the Credit Agreement.
3.    Each New Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by such New Subsidiary upon the execution of this Agreement by such New Subsidiary.
4.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, scan, photograph or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
5.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

UNION SUPPLY GROUP, INC.
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer
UNION SUPPLY COMMISSARY SOLUTIONS, INC.
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer
NEXT LEVEL HOSPITALITY SERVICES, LLC
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer
NEXT LEVEL PEO, LLC
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer
NLAL HOSPITALITY LLC
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer
NLNC HOSPITALITY LLC
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer

NLPA HOSPITALITY LLC
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer
NLSD HOSPITALITY LLC
    By: /S/ JAMES J. TARANGELO

    Name: James J. Tarangelo
    Title: Treasurer

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Agent
    By: /S/ JEFFREY C. MILLER

    Name: Jeffrey C. Miller
    Title: Managing Director

Schedule I
1.Union Supply Group, Inc.
2.Union Supply Commissary Solutions, Inc.
3.Next Level Hospitality Services, LLC
4.Next Level PEO, LLC
5.NLAL Hospitality LLC
6.NLNC Hospitality LLC
7.NLPA Hospitality LLC
8.NLSD Hospitality LLC

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